UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22815

Excelsior Private Markets Fund III (TE), LLC

(Exact name of registrant as specified in charter)

325 North Saint Paul Street

49th Floor

Dallas, TX 75201

(Address of principal executive offices) (Zip code)

Robert Conti, Chief Executive Officer and President

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-476-8800

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Excelsior Private Markets Fund III (TE), LLC

Consolidated Financial Statements

For the year ended March 31, 2017

Excelsior Private Markets Fund III (TE), LLC

For the year ended March 31, 2017

Excelsior Private Markets Fund III (TE), LLC

Consolidated Statement of Assets, Liabilities and Members’ Equity – Net Assets

As of March 31, 2017

Assets

Investment in the Company, at fair value	$19,566,696
Cash and cash equivalents	83,313
Prepaid insurance	4,265
Prepaid legal fees	1,840
Interest receivable	279

Total Assets	$19,656,393

Liabilities

Deferred tax liability	$79,354
Management fee payable	45,586
Audit fee payable	8,869
Administration service fees payable	6,500
Other payables	1,962

Total Liabilities	$142,271

Members’ Equity - Net Assets	$19,514,122

Members’ Equity - Net Assets consists of:
Members’ capital paid-in	$15,795,818
Accumulated net investment loss	(2,368,580)
Accumulated net realized gain on investments	3,398,046
Accumulated net unrealized appreciation on investments, net of deferred tax liability of $79,354	2,688,838

Total Members' Equity - Net Assets	$19,514,122

Units of Membership Interests outstanding (unlimited units authorized)	12,497.59
Net Asset Value Per Unit	$1,561.43

The accompanying notes and attached financial statements of Excelsior Private Markets Fund III (Master), LLC are an integral part of these consolidated financial statements.

1

Excelsior Private Markets Fund III (TE), LLC

Consolidated Statement of Operations

For the year ended March 31, 2017

Net Investment Loss Allocated from the Company

Interest income	$1,001
Expenses	(529,735)

Total Net Investment Loss Allocated from the Company	(528,734)

Fund Income:

Interest income	1,991

Fund Expenses:

Management fee	185,184
Administration service fees	31,000
Legal fees	11,590
Audit fees	8,869
Other fees	28,578

Total Fund Expenses	265,221

Net Investment Loss	(791,964)

Net Realized and Change in Unrealized Gain on Investment in the Company (Note 2)

Net realized gain on investment	2,034,164
Net change in unrealized appreciation on investment, net of deferred tax liability of $79,354	756,950

Net Realized and Change in Unrealized Gain on Investment in the Company	2,791,114

Net Increase in Members’ Equity – Net Assets Resulting from Operations	$1,999,150

The accompanying notes and attached financial statements of Excelsior Private Markets Fund III (Master), LLC are an integral part of these consolidated financial statements.

2

Excelsior Private Markets Fund III (TE), LLC

Consolidated Statements of Changes in Members’ Equity – Net Assets

For the year ended March 31, 2017

For the year ended March 31, 2016

	Members	Investment Adviser	Total
Members' committed capital	$37,609,090	$-	$37,609,090

Members' capital at April 1, 2015	$7,737,585	$78,157	$7,815,742
Capital contributions	5,991,128	26,327	6,017,455
Net investment loss	(729,691)	(1,667)	(731,358)
Net realized gain on investment in the Company	960,264	67	960,331
Net change in unrealized appreciation on investment in the Company	66,160	1,824	67,984
Transfer in/(out)	104,708	(104,708)	-
Members' capital at March 31, 2016	$14,130,154	$-	$14,130,154

For the year ended March 31, 2017

	Members	Investment Adviser	Total Members
Members' committed capital	$37,609,090	$-	$37,609,090

Members' capital at April 1, 2016	$14,130,154	$-	$14,130,154
Capital contributions	3,384,818	-	3,384,818
Net investment loss	(791,964)	-	(791,964)
Net realized gain on investment in the Company	2,034,164	-	2,034,164
Net change in unrealized appreciation on investment in
the Company, net of deferred tax liability of $79,354	756,950	-	756,950
Members' capital at March 31, 2017	$19,514,122	$-	$19,514,122

The accompanying notes and attached financial statements of Excelsior Private Markets Fund III (Master), LLC are an integral part of these consolidated financial statements.

3

Excelsior Private Markets Fund III (TE), LLC

Consolidated Statement of Cash Flows

For the year ended March 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES

Net Change in Members’ Equity – Net Assets resulting from operations	$1,999,150
Adjustments to reconcile net change in Members’ Equity – Net Assets resulting from operations to net cash used in operating activities:
Contributions to the Company	(3,948,955)
Change in fair value of investment in the Company	(2,262,380)
Changes in assets and liabilities related to operations
(Increase) decrease in prepaid insurance	(1,926)
(Increase) decrease in prepaid legal fees	(1,840)
(Increase) decrease in interest receivable	(279)
Increase (decrease) in management fee payable	2,109
Increase (decrease) in audit fee payable	1,869
Increase (decrease) in other payables	1,221

Net cash provided by (used in) operating activities	(4,211,031)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from Members’ capital contributions	3,384,818

Net cash provided by (used in) financing activities	3,384,818

Net change in cash and cash equivalents	(826,213)
Cash and cash equivalents at the beginning of the period	909,526

Cash and cash equivalents at the end of the period	$83,313

The accompanying notes and attached financial statements of Excelsior Private Markets Fund III (Master), LLC are an integral part of these consolidated financial statements.

4

Excelsior Private Markets Fund III (TE), LLC

Consolidated Financial Highlights

	For the year ended March 31, 2017	For the year ended March 31, 2016	For the year ended March 31, 2015	Period from October 25, 2013 (Commencement of Operations) through March 31, 2014
Per Unit Operating Performance (1)

NET ASSET VALUE, BEGINNING OF PERIOD (2)	$1,393.02	$1,363.03	$1,192.40	$1,000.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(67.56)	(85.25)	(109.02)	(259.04)
Net realized and change in unrealized gain on investments	235.97	115.24	279.65	451.44
Net increase in net assets resulting from operations after incentive carried interest	168.41	29.99	170.63	192.40

DISTRIBUTIONS TO MEMBERS:
Net change in Members’ Equity - Net Assets due to distributions to Members	-	-	-	-
NET ASSET VALUE, END OF PERIOD	$1,561.43	$1,393.02	$1,363.03	$1,192.40
TOTAL NET ASSET VALUE RETURN (1), (3)	12.09%	2.20%	14.31%	10.33	%(4)

RATIOS AND SUPPLEMENTAL DATA:
Members' Equity - Net assets, end of period in thousands (000's)	$19,514	$14,130	$7,816	$5,491
Ratios to Average Members' Equity - Net Assets: (5)
Expenses excluding incentive carried interest	4.86%	6.69%	9.33%	60.40%
Net change in incentive carried interest	-	-	-	-
Expenses including incentive carried interest	4.86%	6.69%	9.33%	60.40%
Net investment loss excluding incentive carried interest	(4.84)%	(6.69)%	(8.94)%	(60.32)%

INTERNAL RATES OF RETURN:
Internal Rate of Return before and after incentive carried interest, including expenses (6)	11.40%	10.38%	22.20%	146.08%

(1)	Selected data for a unit of membership interest outstanding throughout each period.
(2)	The net asset value for the period ended March 31, 2014, represents the initial contribution per unit of $1,000. The initial net asset value per unit of $1,000 was adjusted for the subsequent contributions made at a per unit value of $1,098.54, $1,192.40, $1,206.68, $1,258.91, $1,285.69, $1,363.03, $1,366.30, $1,364.88, $1,363.39, $1,393.02, $1,398.93, $1,437.90, $1,529.78 and $1,561.43.
(3)	Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the TE Fund during the period and assumes distributions, if any, were reinvested. The TE Fund's units are not traded in any market; therefore, the market value total investment return is not calculated.
(4)	Total return and the ratios to average members' equity - net assets is calculated for the TE Fund taken as a whole. Total return is calculated using a commitment-weighted rate of return methodology based on the timing of closings during the period from commencement of operations on October 25, 2013 through March 31, 2014. As a result, an individual investor's return may vary from these returns and ratios based on the timing of their capital transactions.
(5)	Ratios include expenses allocated from the Company.
(6)	The Internal Rate of Return is computed based on the actual dates of the cash inflows (capital contributions), outflows (capital and stock distributions), and the ending net assets before and after incentive carried interest at the end of the period (residual value) as of each measurement date. For the period ended March 31, 2014, the internal rate of return is based on a very limited operating period and, as such, may not be meaningful.

The accompanying notes and attached financial statements of Excelsior Private Markets Fund III (Master), LLC are an integral part of these consolidated financial statements.

5

Excelsior Private Markets Fund III (TE), LLC

Notes to Consolidated Financial Statements

Year ended March 31, 2017

1. Organization

Excelsior Private Markets Fund III (TE), LLC (the “TE Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The TE Fund was organized as a Delaware limited liability company on March 18, 2013. The TE Fund commenced operations on October 25, 2013. The duration of the TE Fund is ten years from the final subscription closing date (the “Final Closing”), which occurred on October 25, 2014, subject to two two-year extensions which may be approved by the Board of Managers of the TE Fund (the “Board” or the “Board of Managers”). Thereafter, the term of the TE Fund may be extended by majority interest of its Members as defined in the TE Fund’s limited liability company agreements (the “LLC Agreement”).

The TE Fund’s investment objective is to provide attractive long-term returns. The TE Fund pursues its investment objective by investing substantially all of its assets in Excelsior Private Markets Fund III (Master), LLC (the "Company"), through its consolidated subsidiary, Excelsior Private Markets Fund III (Offshore), LDC, a Cayman Islands limited duration company (the "Offshore Fund"). The Company seeks to achieve its objective primarily by investing in private equity funds and other collective investment vehicles or accounts (the "Portfolio Funds"). Neither the Company, the TE Fund, nor the Registered Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Company or the TE Fund will achieve its investment objective. The Portfolio Funds are not registered as investment companies under the Investment Company Act.

The financial statements of the Company, including the Company's Schedule of Investments, are attached to this report and should be read in conjunction with the TE Fund's consolidated financial statements. The percentage of the Company’s members' contributed capital owned by the TE Fund at March 31, 2017 was approximately 42.79%.

Effective August 14, 2015, Merrill Lynch Alternative Investments LLC (“MLAI”), a subsidiary of Bank of America, N.A. that served as the TE Fund’s prior registered investment adviser, completed a transaction whereby it transferred its management rights to certain funds, including the TE Fund, to certain subsidiaries of Neuberger Berman Group LLC (“NB”). Upon the close of this transaction, the TE Fund’s former investment advisory agreement with MLAI terminated in accordance with its terms and as required under the Investment Company Act, and Neuberger Berman Management LLC (“NBM”) became the TE Fund’s investment manager and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser”) became the TE Fund’s sub-adviser. An Investment Advisory Agreement between the TE Fund and NBM and a Sub-Advisory Agreement between NBM and NBAA with respect to the TE Fund were approved by Members of the TE Fund at a special meeting held for that purpose on August 14, 2015. Six individuals, formerly of MLAI, joined NB in a similar capacity. MLAI’s investment of approximately 1% of the TE Fund’s net assets was transferred to a NB affiliate and is now a Member of the TE Fund. On January 1, 2016, NBM transferred to Neuberger Berman Fixed Income LLC (“NBFI”) its rights and obligations pertaining to all services it provides to the TE Fund under the Investment Advisory Agreement. The transfer of the Investment Advisory Agreement from NBM to NBFI was approved

6

Excelsior Private Markets Fund III (TE), LLC

Notes to Consolidated Financial Statements

Year ended March 31, 2017

by the TE Fund’s board of managers on December 18, 2015. Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC (“NBIA” or “Registered Investment Adviser”). NBIA and NBAA are now responsible for the management and operations of the TE Fund, subject to the oversight of the Board of Managers.

Until December 31, 2013, Bank of America Capital Advisors LLC (“BACA”) served as registered investment adviser of the TE Fund. Effective December 31, 2013, BACA reorganized into its affiliate, MLAI. MLAI assumed all responsibilities for serving as the Registered Investment Adviser of the TE Fund under the terms of the investment advisory agreement between BACA and the TE Fund. The transfer of the Advisory Agreement from BACA to MLAI was approved by the TE Fund’s Board of Managers on November 25, 2013.

The Board has overall responsibility to manage and supervise the operation of the TE Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct, and operation of the TE Fund. The Board exercises the same powers, authority and responsibilities on behalf of the TE Fund as are customarily exercised by directors of a typical investment company registered under the Investment Company Act organized as a corporation. The Board engaged the Registered Investment Adviser and Sub-Adviser to manage the day-to-day operations of the TE Fund.

2. Significant Accounting Policies

The TE Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

A. Basis of Accounting and Consolidation

The TE Fund’s policy is to prepare its consolidated financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the TE Fund are maintained in U.S. dollars. The following is a summary of significant accounting policies followed by the TE Fund in the preparation of its consolidated financial statements.

At March 31, 2017, the percentage of the Offshore Fund’s shareholders’ capital owned by the TE Fund is 100%.  The financial position and results of operations of the Offshore Fund have been consolidated in these consolidated financial statements.  All intercompany transactions (consisting of capital contributions and distributions) have been eliminated.

B. Recent Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 (“ASU 2015-07”), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), modifying Accounting Standards Codification 946 Financial Services – Investment Companies. Under the modifications,

7

Excelsior Private Markets Fund III (TE), LLC

Notes to Consolidated Financial Statements

Year ended March 31, 2017

investments in affiliated and private investment funds valued at net asset value (“NAV”) are no longer included in the fair value hierarchy. As a result of adopting ASU 2015-07, there is no impact on the TE Fund’s consolidated financial statements.

C. Valuation of Investments

The TE Fund records its investment in the Company at fair value. The NAV of the TE Fund is determined by the Sub-Adviser as of the last business day of each fiscal quarter after the Company has received reports from the Portfolio Funds related to that quarter and at such other times as deemed appropriate by the valuation committee of the Board on the advice of the Sub-Adviser, as valuation agent, in accordance with the valuation principles set forth below, or as may be determined from time to time, pursuant to valuation procedures established by the Board. Pursuant to the valuation procedures, the Board has delegated to the Sub-Adviser the general responsibility for valuation of the investments in the Portfolio Funds subject to the oversight of the Board. The value of the TE Fund's investment in the Company reflects the TE Fund's proportionate interest in the total members’ contributed capital of the Company at March 31, 2017. Valuation of the investments held by the Company is discussed in Note 2 of the Company's financial statements, attached to these consolidated financial statements.

D. Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the TE Fund’s custodian.

Cash and cash equivalents on the Statements of Assets, Liabilities and Members' Equity – Net Assets can include deposits in money market accounts and overnight deposits in commercial paper, which are classified as Level 1 assets. As of March 31, 2017, the TE Fund held $83,313 in an overnight sweep that is deposited into a money market account.

E. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of these consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.

F. Investment Gains and Losses

The TE Fund records its share of the Company's investment income, expenses, and realized and change in unrealized gains and losses in proportion to the TE Fund's aggregate commitment to the Company. The Company's income and expense recognition policies are discussed in Note 2 of the Company's financial statements, attached to these consolidated financial statements.

G. Income Taxes

The TE Fund is a limited liability company that is treated as a partnership for tax reporting. Tax basis income and losses at the TE Fund are passed through to Members. The TE Fund has a tax year end of December 31.

8

Excelsior Private Markets Fund III (TE), LLC

Notes to Consolidated Financial Statements

Year ended March 31, 2017

The Offshore Fund is a Cayman Islands limited duration company and is treated as a Delaware corporation for tax reporting.  The Offshore Fund has a tax year end of December 31. The Offshore Fund is subject to federal, state and local income taxes. As of March 31, 2017 the blocker recorded a deferred tax liability of $79,354.

Differences arise in the computation of Members' capital for financial reporting in accordance with GAAP and Members' capital for federal and state income tax reporting. These differences are primarily due to the fact that change in unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the TE Fund's investment in the Company for federal income tax purposes is based on amounts reported to the TE Fund on Schedule K-1 from the Company. Based on the amounts reported to the TE Fund on Schedule K-1 as of December 31, 2015, and after adjustment for purchases and sales between December 31, 2015 and March 31, 2017, the estimated cost of the TE Fund’s investment in the Company at March 31, 2017, for federal income tax purposes aggregated $15,456,213. The net and gross unrealized appreciation for federal income tax purposes on the TE Fund's investment in the Company was estimated to be $4,110,483.

The TE Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the TE Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2016, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2013 forward (with limited exceptions). FASB ASC 740-10 “Income Taxes” requires the Sub-Adviser to determine whether a tax position of the Company is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in these consolidated financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Sub-Adviser has reviewed the TE Fund’s tax positions for the current tax year and has concluded that no provision for taxes is required in the TE Fund’s consolidated financial statements for the year ended March 31, 2017. The TE Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2017, the TE Fund did not incur any interest or penalties.

H. Contribution Policy

Capital contributions will be credited to Members’ capital accounts and units will be issued when paid. Capital contributions will be determined based on a percentage of commitments. During the years ended March 31, 2017 and 2016, the TE Fund issued 2,354.02 and 4,409.46 units, respectively.

I. Distribution Policy

Distributions shall be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to Members at such times and in such amounts as determined by the Board of Managers in its sole discretion and in accordance with Members’ respective

9

Excelsior Private Markets Fund III (TE), LLC

Notes to Consolidated Financial Statements

Year ended March 31, 2017

percentage interests, as defined in the TE Fund’s limited liability company agreement. Distributions from the TE Fund are made in the following priority:

(a) First, to Members of the TE Fund until they have received a 125% return of all drawn commitments; and

(b) Then, a 95% - 5% split between the Members and the Registered Investment Adviser, respectively. The Registered Investment Adviser will not collect any of the incentive carried interest that it may have earned until after the fourth anniversary of the Final Closing.

J. Restrictions on Transfers

Interests of the TE Fund (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

K. Fund Expenses

The TE Fund bears its own expenses and, indirectly bears a pro rata portion of the Company’s expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Management Fees (as defined herein); legal fees; administration; auditing; tax preparation fees; custodial fees; costs of insurance; and registration expenses.

L. Incentive Carried Interest

Incentive carried interest (the “Incentive Carried Interest”) is not earned by the Registered Investment Adviser until 125% of all drawn capital commitments are returned to the Members. After a 125% return of all drawn commitments has been made, all future distributions will be split 95% to Members pro rata in accordance with their respective capital contributions and 5% to the Registered Investment Adviser. The Registered Investment Adviser will not collect any of the Incentive Carried Interest that it may have earned until after the fourth anniversary of the Final Closing (the anticipated timeframe in which all, or substantially all, of the commitments that the TE Fund intends to invest will have been drawn). Incentive Carried Interest is accrued based on the NAV of the TE Fund at each quarter-end as an allocation of profits, to the extent there is an amount to be accrued. The Consolidated Statement of Changes in Members’ Equity – Net Assets discloses the amount payable and paid to the Registered Investment Adviser in the period in which it occurs. At March 31, 2017, the accrued and unpaid Incentive Carried Interest was $0.

3. Advisory Fee, Management Fee, Administration Fee and Related Party Transactions

The Registered Investment Adviser provides investment advisory services to the Company and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds. Further, the Registered Investment Adviser provides certain management and administrative services to the TE Fund, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In

10

Excelsior Private Markets Fund III (TE), LLC

Notes to Consolidated Financial Statements

Year ended March 31, 2017

consideration of the advisory and other services provided by the Registered Investment Adviser, the Company pays the Registered Investment Adviser an investment advisory fee (the "Advisory Fee") quarterly in arrears at the annual rate of 1.0% as follows: (i) during the period from the initial closing until the fifth anniversary of the Final Closing, based on the total capital commitments (the "Underlying Commitments") entered into by the Company with respect to investments in the Portfolio Funds; and (ii) beginning on the fifth anniversary of the Final Closing and thereafter, based on the NAV of the Company. The Advisory Fee will not exceed 1.0% of total commitments from Members. For the year ended March 31, 2017, the Company incurred Advisory Fees totaling $865,767, of which $370,476 was allocated to the TE Fund.

In consideration for the services provided under the Management Agreement, the TE Fund pays the Registered Investment Adviser a management fee (the "Management Fee") quarterly in arrears at the annual rate of 0.50% as follows: (i) during the period from the initial closing until the fifth anniversary of the Final Closing, based on the Underlying Commitments attributable to the TE Fund (based on the TE Fund’s commitments to the Company relative to those of the Feeder Funds invested in the Company) and (ii) beginning on the fifth anniversary of the Final Closing and thereafter, based on the NAV of the Company. The Management Fee will not exceed 0.50% of total commitments from Members. For the year ended March 31, 2017, the TE Fund incurred Management Fees totaling $185,184.

Pursuant to an Administrative and Accounting Services Agreement, the TE Fund retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, accounting, tax preparation, and investor services to the TE Fund. In consideration for these services, the TE Fund pays the Administrator a fixed fee of $6,500 per calendar quarter. For the year ended March 31, 2017, the TE Fund incurred administration fees totaling $26,000.

The Board consists of six managers, each of whom is not an “interested person” of the TE Fund as defined by Section 2(a)(19) of the Investment Company Act (the “Independent Managers”). Effective January 1, 2016, the Independent Managers are each paid an annual retainer of $35,000. Until December 31, 2015, the Independent Managers were each paid an annual retainer of $40,000. Compensation to the Board is paid and expensed by the Company on a quarterly basis. The Independent Managers are also reimbursed for out of pocket expenses in connection with providing their services to the Company. For the year ended March 31, 2017, the Company incurred $210,000 in Independent Managers’ fees, of which $89,862 was allocated to the TE Fund.

An “affiliated person” (as defined in the Investment Company Act) of another person means (i) any person directly or indirectly owning, controlling, or holding with power to vote, 5 percent or more of the outstanding voting securities of such other person; (ii) any person 5 percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (iii) any person directly or indirectly controlling, controlled by, or under common control with, such other person; (iv) any officer, director, partner, copartner, or employee of such other person; (v) if such other person is an investment company, any registered investment adviser thereof or any member of an advisory board thereof; and (vi) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof. As of

11

Excelsior Private Markets Fund III (TE), LLC

Notes to Consolidated Financial Statements

Year ended March 31, 2017

March 31, 2017, four Members had ownership of approximately 7.98%, 5.58%, 5.32% and 5.32% of the TE Fund’s total commitments and are deemed “affiliated members” (the “Affiliated Members”). The affiliation between the Affiliated Members and the TE Fund is based solely on the commitments made and percentage ownership.

4. Capital Commitments from Members

At March 31, 2017 and 2016, capital commitments from Members totaled $37,609,090 and $37,609,090, respectively. Capital contributions received by the TE Fund with regard to satisfying Member commitments totaled $15,795,818 and $12,411,000, respectively, which represents approximately 42% and 33% of committed capital at March 31, 2017 and 2016, respectively.

5. Allocations of Capital and Net Profits or Net Losses to Members

The net profits or net losses of the TE Fund are allocated to Members in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that it would follow the distributions outlined in Note 2.I.

6. Indemnifications

In the normal course of business, the TE Fund enters into contracts that provide general indemnifications. The TE Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the TE Fund, and therefore cannot be established; however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.

7. Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Company’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Company may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Company. The Company's investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Company will be able to realize the value of such investments in a timely manner if at all.

12

Excelsior Private Markets Fund III (TE), LLC

Notes to Consolidated Financial Statements

Year ended March 31, 2017

The Company believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

This portfolio strategy presents a high degree of business and financial risk due to the nature of underlying companies in which the Portfolio Funds invest, which may include entities with little operating history, minimal capitalization, operations in new or developing industries, and concentration of investments in one industry or geographical area.

The Portfolio Fund assets may become investments in public securities through initial public offerings and acquisitions by public companies. These securities may be subject to restrictions, which may prevent the immediate resale of these securities by the Portfolio Funds. These securities may be subject to substantial market volatility which could impact the Portfolio Funds’ valuations.

The Portfolio Funds may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. As a result, the TE Fund, through its investment in the Company, may be subject indirectly to such risks through the Company’s investment in the Portfolio Funds. However, due to the nature of the Company’s investments in Portfolio Funds, such risks are limited to the Company’s capital balance in each such Portfolio Fund.

If the Company defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Company’s investment in the Portfolio Fund. This may impair the ability of the Company to pursue its investment program, force the Company to borrow or otherwise impair the value of the Company’s investments (including the complete devaluation of the Company). In addition, defaults by Members on their commitments to the TE Fund, may cause the Company to, in turn, default on its commitment to a Portfolio Fund. In this case, the Company, and especially the non-defaulting Members, will bear the penalties of such default as outlined above. While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

8. Subsequent Events

On April 3, 2017, the TE Fund made a capital call equal to 3% of members’ commitments.

The TE Fund has evaluated all events subsequent to the balance sheet date of March 31, 2017, through the date these consolidated financial statements were available to be issued and has determined that there were no additional subsequent events that require disclosure.

13

Report of the Independent Auditors

KPMG LLP

Suite 1400

2323 Ross Avenue

Dallas, TX 75201-2721

Report of Independent Registered Public Accounting Firm

The Board of Managers and Members

Excelsior Private Markets Fund III (TE), LLC:

We have audited the accompanying consolidated statement of assets, liabilities and members’ equity – net assets of Excelsior Private Markets Fund III (TE), LLC (the Company), as of March 31, 2017, and the related consolidated statements of operations, changes in members’ equity – net assets, cash flows, and the financial highlights for the year then ended. These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit. The consolidated statement of changes in members’ equity – net assets for the year ended March 31, 2016 and the consolidated financial highlights for each of the two years ended March 31, 2016 and for the period October 25, 2013 (commencement of Operations) through March 31, 2014, were audited by other auditors, and in their opinion dated May 27, 2016, the other auditors expressed an unqualified opinion on such consolidated financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of March 31, 2017, by examination of the underlying records of Excelsior Private Markets Fund III (Master), LLC. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Excelsior Private Markets Fund III (TE), LLC, as of March 31, 2017 and the results of its operations, the changes in its members’ equity – net assets, its cash flows, and the financial highlights for the year ended March 31, 2017 in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

May 26, 2017

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

14

Excelsior Private Markets Fund III (TE), LLC

Additional Information (Unaudited)

March 31, 2017

Proxy Voting and Form N-Q

A description of the TE Fund’s policies and procedures used to determine how to vote proxies relating to the TE Fund’s portfolio securities, as well as information regarding proxy votes cast by the TE Fund (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the TE Fund at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The TE Fund did not receive any proxy solicitations during the year ended March 31, 2017.

The TE Fund files a complete schedule of portfolio holdings with the SEC within sixty days after the end of the first and third fiscal quarters of each year on Form N-Q. The TE Fund’s Forms N-Q (i) are available at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (the information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) may be obtained at no charge by calling the TE Fund at 212-476-8800.

15

Excelsior Private Markets Fund III (TE), LLC

Board of Managers of the Company (Unaudited)

March 31, 2017

Information pertaining to the Board of Managers of the Company is set forth below.

			Number of
			Funds in Fund
	Term of Office		Complex*
Name, Position(s) Held,	and Length of	Principal Occupation During Past 5	Overseen by	Other Directorships Held by Manager
Address, and Year of Birth	Time Served	Years	Manager	During Past 5 Years
Disinterested Managers

Virginia G. Breen, Manager 325 North Saint Paul St., 49th Floor Dallas, TX 75201 (1964)	Term Indefinite – Since 2015	Partner, Chelsea Partners (7/11 to present); Partner, Sienna Ventures (2003 to 12/2011); Partner, Blue Rock Capital (8/1995 to 12/2011).	12	Director, Modus Link Global Solutions, Inc. (4/01 to 12/13); Director, Jones Lang LaSalle Property Trust, Inc.; Manager, UBS A&Q Registered Fund Complex (5 funds) and Director, Calamos Fund Complex (22 funds)

Alan Brott, Manager 325 North Saint Paul St., 49th Floor Dallas, TX 75201 (1942)	Term Indefinite – Since Inception	Consultant (since 10/1991); Associate Professor, Columbia University (since 2000); Former Partner of Ernst & Young.	13	Manager of Man FRM Alternative Multi-Strategy Fund LLC; Director of Grosvenor Registered Multi-Strategy Funds (4 funds); Director of Stone Harbor Investment Funds (7 funds).

Victor F. Imbimbo, Jr., Manager 325 North Saint Paul St., 49th Floor Dallas, TX 75201 (1952)	Term Indefinite – Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market; Former President for North America TBWA\World Health, a division of TBWA Worldwide, and Executive Vice President of TBWA\New York.	13	Manager of Man FRM Alternative Multi-Strategy Fund LLC.

Thomas F. McDevitt, Manager 325 North Saint Paul St. 49th Floor Dallas, TX 75201 (1956)	Term Indefinite – Since 2015	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/2002 to present).	12	Director of Jones Lang LaSalle Property Trust, Inc.

Stephen V. Murphy, Manager 325 North Saint Paul St., 49th Floor Dallas, TX 75201 (1945)	Term Indefinite – Since Inception	President of S.V. Murphy & Co, Inc., an investment banking firm.	13	Manager of Man FRM Alternative Multi-Strategy Fund LLC; Director of The First of Long Island Corporation and The First National Bank of Long Island.

Thomas G. Yellin, Manager 325 North Saint Paul St. 49th Floor Dallas, TX 75201 (1954)	Term Indefinite – Since Inception	President of The Documentary Group (since 6/2006); Former President of PJ Productions (from 8/2002 to 6/2006); Former Executive Producer of ABC News (from 8/1989 to 12/2002).	12	Director of Grosvenor Registered Multi-Strategy Funds (4 funds); Manager of Man FRM Alternative Multi-Strategy Fund, LLC.

* The “Fund Complex” consists of Excelsior Venture Partners III, LLC (“EVP III”), Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC, Excelsior Private Markets Fund III (TE), LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund IV (TE) – Custody Client LLC, NB Crossroads Private Markets Fund IV (TI) – Custody Client LLC, NB Crossroads Private Markets Fund IV (TE) – Client LLC, NB Crossroads Private Markets Fund IV (TI) – Client LLC, and UST Global Private Markets Fund, LLC. Each Manager serves on the board of managers of each fund in the Fund Complex, except only Messrs. Brott, Imbimbo and Murphy serve on the board of managers of EVP III.

16

Excelsior Private Markets Fund III (TE), LLC

Officers of the Company (Unaudited)

March 31, 2017

Information pertaining to the officers of the Company is set forth below.

	Position(s)	Term of Office and
	Held with the	Length of Time	Principal Occupation During Past 5
Name, Address* and Age	Company	Served	Years
Officers who are not Managers

Robert Conti (1956)	Chief Executive Officer and President	Term — Indefinite; Length — since 2015	Managing Director, Neuberger Berman LLC, since 2007; Managing Director, NBIA, since 2009. Formerly, Senior Vice President, Neuberger Berman LLC (2003-2006), Vice President, Neuberger Berman LLC (1999-2003).

James D. Bowden (1953)	Vice President	Term — Indefinite; Length — since 2015	Managing Director, Neuberger Berman LLC, since 2015. Formerly, Managing Director, Bank of America; Manager and Vice President, Merrill Lynch Alternative Investments LLC (2013-2015); Executive Vice President, Bank of America Capital Advisors LLC (1998-2013).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman LLC, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004. Formerly, Vice President, Neuberger Berman LLC (2002-2006), Vice President – Mutual Fund Board Relations, NBIA (2000-2008), Vice President, NBIA (1986-1999) and Employee (1984-1999).

Mark Bonner (1977)	Assistant Treasurer	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman LLC, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006-2015); Manager, Advent International Corporation (2004-2006); Senior Associate, PricewaterhouseCoopers LLP (1999-2004).

Agnes Diaz (1971)	Vice President	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman LLC, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996. Formerly, Vice President, Neuberger Berman LLC (2007-2012).

17

Excelsior Private Markets Fund III (TE), LLC

Officers of the Company (Unaudited)

March 31, 2017

Information pertaining to the officers of the Company is set forth below.

	Position(s)	Term of Office and
	Held with the	Length of Time	Principal Occupation During Past 5
Name, Address* and Age	Company	Served	Years
Officers who are not Managers

Corey A. Issing (1978)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer	Term — Indefinite; Length — since 2016	General Counsel and Head of Compliance– Mutual Funds since 2016 and Managing Director, NBIA, since 2016. Formerly, Associate General Counsel (2015-2016), Counsel (2007-2015), Senior Vice President (2013-2016), Vice President (2009-2013).

Sheila James (1965)	Assistant Secretary	Term — Indefinite; Length — since 2015	Vice President, Neuberger Berman LLC, since 2008 and Employee since 1999; Vice President, NBIA, since 2008. Formerly, Assistant Vice President, Neuberger Berman LLC (2007-2008); Employee, NBIA (1991-1999).

Brian Kerrane (1969)	Vice President	Term — Indefinite; Length — since 2015	Managing Director, Neuberger Berman LLC, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015. Formerly, Senior Vice President, Neuberger Berman LLC (2006 to 2014), Vice President, NBIA (2008-2015) and Employee since 1991.

Josephine Marone (1963)	Assistant Secretary	Term — Indefinite; Length — since 2015	Senior Paralegal, Neuberger Berman LLC, since 2007 and Employee since 2007.

John M. McGovern (1970)	Treasurer	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman LLC, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993. Formerly, Vice President, Neuberger Berman LLC (2004-2006), Assistant Treasurer (2002-2005).

18

Excelsior Private Markets Fund III (TE), LLC

Officers of the Company (Unaudited)

March 31, 2017

Information pertaining to the officers of the Company is set forth below.

	Position(s)	Term of Office and
	Held with the	Length of Time	Principal Occupation During Past 5
Name, Address* and Age	Company	Served	Years
Officers who are not Managers

Joshua Miller (1978)	Vice President	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman LLC, since 2004. Principal and Chief Operating Officer of NB Private Equity’s Private Investment Portfolios, since 2010.

Chamaine Williams (1971)	Chief Compliance Officer	Term — Indefinite; Length — since 2015	Chief Compliance Officer – Mutual Funds and Senior Vice President, NBIA, since 2006. Formerly, Senior Vice President, Lehman Brothers (2007-2008), Vice President, Lehman Brothers (2003-2006), Chief Compliance Officer, Lehman Brothers Asset Management Inc. (2003-2007), Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC (2003-2007).

* The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for James D. Bowden and Mark Bonner whose business address is 53 State Street, 13th Floor, Boston, MA 02109; and Joshua Miller whose business address is 325 North Saint Paul St. 49th Floor Dallas, TX 75201.

All officers of the Company are employees and/or officers of the Registered Investment Adviser. Officers of the Company are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

19

Excelsior Private Markets Fund III (Master), LLC

Financial Statements

For the year ended March 31, 2017

Excelsior Private Markets Fund III (Master), LLC

For the year ended March 31, 2017

Excelsior Private Markets Fund III (Master), LLC
Statement of Assets, Liabilities and Members’ Equity – Net Assets
As of March 31, 2017

Assets

Investments, at fair value (cost $38,747,850)	$45,433,423
Cash and cash equivalents	697,174
Interest receivable	376

Total Assets	$46,130,973

Liabilities

Advisory fee payable	$213,060
Audit fee payable	47,156
Administration service fees payable	16,250
Other payables	5,093

Total Liabilities	$281,559

Commitments and contingencies (See Note 6)

Members’ Equity - Net Assets	$45,849,414

Members’ Equity - Net Assets consists of:
Members’ capital paid-in	$35,155,555
Members’ capital distributed	(92,674)
Accumulated net investment loss	(3,839,954)
Accumulated net realized gains	7,940,914
Accumulated net unrealized appreciation on investments	6,685,573

Total Members' Equity - Net Assets	$45,849,414

Units of Membership Interests outstanding (unlimited units authorized)	22,732.14
Net Asset Value Per Unit	$2,016.94

The accompanying notes are an integral part of these financial statements.

1

Excelsior Private Markets Fund III (Master), LLC
Schedule of Investments
March 31, 2017

Portfolio Funds (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Fair Value

Buyout/Growth (55.60%)
Advent International GPE VIII-B, L.P.	Primary	09/2016 - 03/2017	North America	$1,608,214
Apollo Investment Fund IV, L.P.	Secondary	04/2014	North America	21,240
BVIP Fund VIII, L.P.	Primary	08/2014 - 12/2016	North America	4,215,517
Charlesbank Equity Fund VIII, LP	Primary	01/2015 - 01/2017	North America	7,621,000
Fenway Partners Capital Fund II, L.P.	Secondary	03/2014	North America	624,974
Green Equity Investors VII, L.P.	Primary	-	North America	-
Levine Leichtman Capital Partners II, L.P.	Secondary	03/2014	North America	773,315
Lone Star Fund IX (U.S.), L.P.	Primary	03/2015 - 03/2017	North America	2,872,754
Platinum Equity Capital Partners III, L.P.	Secondary	12/2013 - 03/2017	North America	6,282,282
Quad-C Partners V, L.P.	Secondary	03/2014	North America	7,074
Rhone Partners V L.P.	Primary	07/2015 - 03/2017	North America	1,468,650
				25,495,020
Special Situations (27.54%)
Clearlake Capital Partners IV, L.P.	Primary	09/2015 - 08/2016	North America	3,102,870
Clearlake Opportunities Partners, L.P.	Primary	09/2015 - 03/2017	North America	887,156
Lone Star Real Estate Fund III (U.S.), L.P.	Primary	05/2014 - 03/2017	North America	3,185,620
OrbiMed Royalty Opportunities II, L.P.	Primary	04/2015 - 03/2017	North America	1,077,100
Questor Partners Fund II, L.P.	Secondary	03/2014 - 12/2015	North America	20,882
Ridgewood Energy Oil & Gas Fund III, L.P.	Primary	05/2015 - 03/2017	North America	426,997
Walton Street Real Estate Fund VII, L.P.	Primary	03/2014 - 10/2015	North America	3,925,201
				12,625,826
Venture Capital (15.95%)
Lightspeed China Partners II, L.P.	Primary	06/2014 - 03/2017	North America	1,812,405
Lightspeed Venture Partners Select, L.P.	Primary	03/2014 - 11/2016	North America	1,785,022
Lightspeed Venture Partners X, L.P.	Primary	07/2014 - 03/2017	North America	1,846,006
Meritech Capital Partners V L.P.	Primary	09/2014 - 03/2017	North America	1,869,144
				7,312,577

Total Investments in Portfolio Funds (cost $38,747,850) (99.09%)				45,433,423
Other Assets & Liabilities (Net) (0.91%)				415,991
Members' Equity - Net Assets (100.00%)				$45,849,414

(A)	Non-income producing securities, which are restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at March 31, 2017 aggregated $38,747,850. Total fair value of illiquid and restricted securities at March 31, 2017 was $45,433,423 or 99.09% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	The estimated cost of the Portfolio Funds at March 31, 2017 for federal income tax purposes aggregated $33,997,148. The net unrealized appreciation for federal income tax purposes was estimated to be $11,436,275. The net appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $11,914,610 and $478,335, respectively.
(D)	All percentages are calculated as fair value divided by the Company's Members' Equity - Net Assets.
(E)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.

The accompanying notes are an integral part of these financial statements.

2

Excelsior Private Markets Fund III (Master), LLC
Statement of Operations
For the year ended March 31, 2017

Investment Income:

Interest income	$2,340

Total Investment Income	2,340

Operating Expenses:

Advisory fee	865,767
Independent Managers' fees	210,000
Administration service fees	65,000
Audit fees	47,156
Legal fees	33,224
Other fees	16,794

Total Operating Expenses	1,237,941

Net Investment Loss	(1,235,601)

Net Realized and Change in Unrealized Gain on Investments (Note 2)
Net realized gain on investments	4,753,650
Net change in unrealized appreciation on investments	2,075,905

Net Realized and Change in Unrealized Gain on Investments	6,829,555

Net Increase in Members’ Equity – Net Assets Resulting from Operations	$5,593,954

The accompanying notes are an integral part of these financial statements.

3

Excelsior Private Markets Fund III (Master), LLC
Statements of Changes in Members’ Equity – Net Assets

For the year ended March 31, 2016

Total Members
Members' committed capital	$87,888,888

Members' capital at April 1, 2015	$17,287,659
Capital contributions	12,524,166
Capital distributions	(40,664)
Net investment loss	(1,190,127)
Net realized gain on investments	2,244,204
Net change in unrealized appreciation on investments	253,899
Members' capital at March 31, 2016	$31,079,137

For the year ended March 31, 2017

Total Members
Members' committed capital	$87,888,888

Members' capital at April 1, 2016	$31,079,137
Capital contributions	9,228,333
Capital distributions	(52,010)
Net investment loss	(1,235,601)
Net realized gain on investments	4,753,650
Net change in unrealized appreciation on investments	2,075,905
Members' capital at March 31, 2017	$45,849,414

The accompanying notes are an integral part of these financial statements.

4

Excelsior Private Markets Fund III (Master), LLC
Statement of Cash Flows
For the year ended March 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES

Net Change in Members’ Equity – Net Assets resulting from operations	$5,593,954
Contributions to investments in Portfolio Funds	(17,801,776)
Distributions received from investments in Portfolio Funds	9,213,825
Adjustments to reconcile net change in Members’ Equity – Net Assets resulting from operations to net cash provided by operating activities:
Net realized gain on investments	(4,753,650)
Net change in unrealized (appreciation) depreciation on investments	(2,075,905)
Changes in assets and liabilities related to operations
(Increase) decrease in interest receivable	(376)
Increase (decrease) in advisory fee payable	9,855
Increase (decrease) in audit fee payable	9,456
Increase (decrease) in legal fees payable	(3,787)
Increase (decrease) in other payables	4,066

Net cash provided by (used in) operating activities	(9,804,338)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from Members’ capital contributions	9,228,333
Distributions to Members	(52,010)

Net cash provided by (used in) financing activities	9,176,323

Net change in cash and cash equivalents	(628,015)
Cash and cash equivalents at beginning of year	1,325,189

Cash and cash equivalents at end of year	$697,174

The accompanying notes are an integral part of these financial statements.

5

Excelsior Private Markets Fund III (Master), LLC
Financial Highlights

	For the year ended March 31, 2017	For the year ended March 31, 2016	For the year ended March 31, 2015	Period from October 25, 2013 (Commencement of Operations) through March 31, 2014
Per Unit Operating Performance (1)

NET ASSET VALUE, BEGINNING OF PERIOD (2)	$1,752.88	$1,675.04	$1,390.50	$1,000.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(60.32)	(78.22)	(110.11)	(286.79)
Net realized and unrealized gain on investments	327.02	158.77	394.65	677.29
Net increase in net assets resulting from operations	266.70	80.55	284.54	390.50

DISTRIBUTIONS TO MEMBERS:
Net change in Members’ Equity - Net Assets due to distributions to Members	(2.64)	(2.71)	-	-
NET ASSET VALUE, END OF PERIOD	$2,016.94	$1,752.88	$1,675.04	$1,390.50
TOTAL NET ASSET VALUE RETURN (1), (3)	15.23%	4.81%	20.46%	15.57	%(4)

RATIOS AND SUPPLEMENTAL DATA:
Members' Equity - Net Assets, end of period in thousands (000's)	$45,849	$31,079	$17,288	$9,362
Ratios to Average Members' Equity - Net Assets: (5)
Expenses	3.43%	4.89%	7.71%	34.19%
Net investment loss	(3.42)%	(4.89)%	(7.71)%	(34.19)%
Portfolio Turnover Rate (6)	26.09%	21.18%	24.69%	26.36%

INTERNAL RATES OF RETURN:
Internal Rate of Return, including expenses (7)	15.71%	15.31%	32.29%	388.10%

(1)	Selected data for a unit of Membership Interest outstanding throughout each period.
(2)	The net asset value for the period ended March 31, 2014, represents the initial contribution per unit of $1,000. The initial net asset value per unit of $1,000 was adjusted for the subsequent contributions made at a per unit value of $1,244.78, $1,390.50, $1,431.80, $1,513.61, $1,564.12, $1,675.04, $1,689.08, $1,699.55, $1,705.62, $1,752.88, $1,768.40, $1,834.87, $1,961.74, and $2,016.94.
(3)	Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Company during the period and assumes distributions, if any, were reinvested. The Company's units are not traded in any market; therefore, the market value total investment return is not calculated.
(4)	Total return and the ratios to average members' equity - net assets is calculated for the Company taken as a whole. Total return is calculated using a commitment-weighted rate of return methodology based on the timing of closings during the period from commencement of operations on October 25, 2013 through March 31, 2014. As a result, an individual investor's return may vary from these returns and ratios based on the timing of their capital transactions.
(5)	Ratios do not reflect the Company's proportional share of the net investment income (loss) and expenses, including any performance-based fees, of the Portfolio Funds.
(6)	Proceeds received from investments are included in the portfolio turnover rate.
(7)	The Internal Rate of Return is computed based on the actual dates of the cash inflows (capital contributions), outflows (capital and stock distributions), and the ending net assets at the end of the period (residual value) as of each measurement date. For the period ended March 31, 2014, the internal rate of return is based on a very limited operating period and, as such, may not be meaningful.

The accompanying notes are an integral part of these financial statements.

6

Excelsior Private Markets Fund III (Master), LLC
Notes to the Financial Statements
Year ended March 31, 2017

1. Organization

Excelsior Private Markets Fund III (Master), LLC (the “Company”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company was organized as a Delaware limited liability company on March 18, 2013. The Company commenced operations on October 25, 2013. The duration of the Company is ten years from the final subscription closing date (the “Final Closing”), which occurred on October 25, 2014, subject to two two-year extensions which may be approved by the Board of Managers of the Company (the “Board” or the “Board of Managers”). Thereafter, the term of the Company may be extended by majority-in-interest of its Members as defined in the Company’s limited liability company agreements (the “LLC Agreement”).

The Company’s investment objective is to provide attractive long-term returns. The Company seeks to achieve its objective primarily by investing in private equity funds and other collective investment vehicles or accounts pursuing investment strategies in buyout/growth, venture capital, and special situations (distressed debt, mezzanine, natural resources, opportunistic, real estate, royalties, and other private equity strategies perceived to be attractive by the Registered Investment Adviser) (collectively the "Portfolio Funds"). Neither the Company nor the Registered Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Company will achieve its investment objective. The Portfolio Funds are not registered as investment companies under the Investment Company Act.

Excelsior Private Markets Fund III (TI), LLC (the “TI Fund”) and Excelsior Private Markets Fund III (TE), LLC (the “TE Fund”), each a Delaware limited liability company that is registered under the Investment Company Act as a non-diversified, closed-end management investment company, and Excelsior Private Markets Fund III (Offshore), LDC, a Cayman Islands limited duration company (the “Offshore Fund, and together with the TI Fund and the TE Fund, the Feeder Funds”), pursue their investment objectives by investing substantially all of their assets in the Company.  The percentage of the Offshore Fund's shareholders' capital owned by the TE Fund is 100%. The financial position and results of operations of the Offshore Fund have been consolidated within the TE Fund's consolidated financial statements. The Feeder Funds have the same investment objective and substantially the same investment policies as the Company (except that the Feeder Funds pursue their investment objectives by investing in the Company).

Effective August 14, 2015, Merrill Lynch Alternative Investments LLC (“MLAI”), a subsidiary of Bank of America, N.A. that served as the Company’s prior registered investment adviser, completed a transaction whereby it transferred its management rights to certain funds, including the Company, to certain subsidiaries of Neuberger Berman Group LLC (“NB”). Upon the close of this transaction, the Company’s former investment advisory agreement with MLAI terminated in accordance with its terms and as required under the Investment Company Act, and Neuberger Berman Management LLC (“NBM”) became the Company’s investment manager and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser”) became the Company’s sub-adviser. An Investment Advisory Agreement between the Company and NBM and a Sub-Advisory Agreement between NBM and NBAA with respect to the Company were approved by Members of the Company at a special

7

Excelsior Private Markets Fund III (Master), LLC
Notes to the Financial Statements
Year ended March 31, 2017

meeting held for that purpose on August 14, 2015. Six individuals, formerly of MLAI, joined NB in a similar capacity. On January 1, 2016, NBM transferred to Neuberger Berman Fixed Income LLC (“NBFI”) its rights and obligations pertaining to all services it provides to the Company under the Investment Advisory Agreement. The transfer of the Investment Advisory Agreement from NBM to NBFI was approved by the Company’s board of managers on December 18, 2015. Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC (“NBIA” or “Registered Investment Adviser”). NBIA and NBAA are now responsible for the management and operations of the Company, subject to the oversight of the Board of Managers.

Until December 31, 2013, Bank of America Capital Advisors LLC (“BACA”) served as registered investment adviser of the Company. Effective December 31, 2013, BACA reorganized into its affiliate, MLAI. MLAI assumed all responsibilities for serving as the Registered Investment Adviser of the Company under the terms of the investment advisory agreement between BACA and the Company. The transfer of the Advisory Agreement from BACA to MLAI was approved by the Company’s Board of Managers on November 25, 2013.

The Board has overall responsibility to manage and supervise the operations of the Company. The Board exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by directors of a typical investment company registered under the Investment Company Act organized as a corporation. The Board has engaged the Registered Investment Adviser and Sub-Adviser to provide investment advice regarding the selection of the Portfolio Funds and to manage the day-to-day operations of the Company.

The Company operates as a vehicle for the investment of substantially all of the assets of the Feeder Funds as members of the Company (“Members”).  As of March 31, 2017, the TI Fund’s and the TE Fund’s ownership of the Company’s Members’ contributed capital was 57.21% and 42.79%, respectively.

2. Significant Accounting Policies

The Company meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

A. Basis of Accounting

The Company’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the Company are maintained in U.S. dollars. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

B. Recent Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 (“ASU 2015-07”), Disclosures for Investments in

8

Excelsior Private Markets Fund III (Master), LLC
Notes to the Financial Statements
Year ended March 31, 2017

Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), modifying Accounting Standards Codification 946 Financial Services – Investment Companies. Under the modifications, investments in affiliated and private investment funds valued at net asset value (“NAV”) are no longer included in the fair value hierarchy.

C. Valuation of Investments

The Company computes its NAV as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Registered Investment Adviser and the Sub-Adviser in accordance with valuation principles set forth below, or may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Company values its interests in the Portfolio Funds and other investments.  The Board has delegated to the Sub-Adviser general responsibility for determining the value of the assets held by the Company.  The value of the Company’s interests is based on information reasonably available at the time the valuation is made and the Sub-Adviser believes to be reliable.

It is expected that most of the Portfolio Funds in which the Company invests will meet the criteria set forth under FASB ASC Topic 820: Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. To the extent ASC 820 is applicable to a Portfolio Fund, the Sub-Adviser generally will value the Company’s investment in the Portfolio Fund based primarily upon the value reported to the Company by the Portfolio Fund as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies. As a result of adopting ASU 2015-07, investments in Portfolio Funds valued using the practical expedient with a fair value of $45,433,423 are excluded from the fair value hierarchy as of March 31, 2017.

FASB ASC 820-10 “Fair Value Measurements and Disclosure” establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

9

Excelsior Private Markets Fund III (Master), LLC
Notes to the Financial Statements
Year ended March 31, 2017

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Company commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the "secondary market" where an investor purchases a limited partner’s existing interest and remaining commitment.

The estimated remaining life of the Company’s Portfolio Funds as of March 31, 2017 is one to nine years, with the possibility of extensions by each of the Portfolio Funds.

D. Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the Company’s custodian.

Cash and cash equivalents on the Statements of Assets, Liabilities and Members' Equity – Net Assets can include deposits in money market accounts and overnight deposits in commercial paper, which are classified as Level 1 assets. As of March 31, 2017, the Company held $697,174, in an overnight sweep that is deposited into a money market account.

E. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.

F. Investment Gains and Losses

The Company records distributions of cash or in-kind securities from the Portfolio Funds based on the information from distribution notices when distributions are received. The Company recognizes within the Statement of Operations its share of realized gains or (losses), the Company's change in net unrealized appreciation/(depreciation) and the Company’s share of net investment income or (loss) based upon information received regarding distributions from managers of the Portfolio Funds. The Company may also recognize realized losses based upon information received from the Portfolio Fund managers for write-offs taken in the underlying portfolio. Change in unrealized appreciation/(depreciation) on investments within the Statement of

10

Excelsior Private Markets Fund III (Master), LLC
Notes to the Financial Statements
Year ended March 31, 2017

Operations includes the Company’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions, and expenses of each Portfolio Fund.

The Portfolio Funds may make in-kind distributions to the Company and, particularly in the event of a dissolution of a Portfolio Fund, such distributions may contain securities that are not marketable. While the general policy of the Company will be to liquidate such investment and distribute proceeds to Members, under certain circumstances when deemed appropriate by the Board, a Member may receive in-kind distributions from the Company.

G. Income Taxes

The Company is a limited liability company that is treated as a partnership for tax reporting. Tax basis income and losses are passed through to Members and, accordingly, there is no provision for income taxes reflected in these financial statements. The Company has a tax year end of December 31.

Differences arise in the computation of Members' capital for financial reporting in accordance with GAAP and Members' capital for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the Portfolio Funds for federal income tax purposes is based on amounts reported to the Company on Schedule K-1 from the Portfolio Funds. As of March 31, 2017, the Company had not received information to determine the tax cost of the Portfolio Funds. Based on the amounts reported to the Company on Schedule K-1 as of December 31, 2015, and after adjustment for purchases and sales between December 31, 2015 and March 31, 2017, the estimated cost of the Portfolio Funds at March 31, 2017, for federal income tax purposes aggregated $33,997,148. The net unrealized appreciation for federal income tax purposes was estimated to be $11,436,275. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $11,914,610 and $478,335, respectively.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2016, the tax years that remains subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2013 forward (with limited exceptions). FASB ASC 740-10 “Income Taxes” requires the Sub-Adviser to determine whether a tax position of the Company is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Sub-Adviser has reviewed the Company’s tax positions for the current tax period and has concluded that no provision for taxes is required in the Company’s financial statements for the year ended March 31, 2017. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the year ended March 31, 2017, the Company did not incur any interest or penalties.

11

Excelsior Private Markets Fund III (Master), LLC
Notes to the Financial Statements
Year ended March 31, 2017

H. Contribution Policy

Capital contributions will be credited to Members’ capital accounts and units will be issued when paid. Capital contributions will be determined based on a percentage of commitments. During the years ended March 31, 2017 and 2016, the Company issued 5,001.82 and 7,409.55 units respectively.

I. Distribution Policy

Distributions shall be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to Members at such times and in such amounts as determined by the Board of Managers in its sole discretion and in accordance with Members’ respective percentage interests, as defined in the LLC Agreement.

J. Restrictions on Transfers

Interests of the Company (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

K. Fees of the Portfolio Funds

Each Portfolio Fund will charge its investors (including the Company) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to the Company level expenses shown on the Company’s Statement of Operations, Members of the Company will indirectly bear the fees and expenses charged by the Portfolio Funds. These fees are reflected in the valuations of the Portfolio Funds and are not reflected in the ratios to average net assets in the Company’s Financial Highlights.

L. Company Expenses

The Company bears all expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Advisory Fees (as defined herein); investment related expenses; legal fees; administration; auditing; tax preparation fees; custodial fees; registration expenses; Independent Manager fees; and expenses of meetings of the Board.

M. Foreign Currency Translation

The Company has foreign investments which require the Company to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar using period end exchange rates. The resulting translation adjustments are recorded as unrealized appreciation or depreciation on investments.

Contributed capital to and distributions received from these foreign Portfolio Funds are translated into the U.S. dollar using exchange rates on the date of the transaction.

Conversion gains and losses resulting from changes in foreign exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in

12

Excelsior Private Markets Fund III (Master), LLC
Notes to the Financial Statements
Year ended March 31, 2017

the Statement of Operations. Although Members’ Equity - Net Assets of the Company is presented at the exchange rates and values prevailing at the end of the period, the Company does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on investment transactions from the fluctuations arising from changes in the fair value of these investments.

3. Advisory Fee, Administration Fee and Related Party Transactions

The Registered Investment Adviser provides investment advisory services to the Company and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds.  Further, the Registered Investment Adviser provides certain management and administrative services to the TI Fund and the TE Fund, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Company pays the Registered Investment Adviser an investment advisory fee (the "Advisory Fee") quarterly in arrears at the annual rate of 1.0% as follows: (i) during the period from the initial closing until the fifth anniversary of the Final Closing, based on the total capital commitments (the "Underlying Commitments") entered into by the Company with respect to investments in the Portfolio Funds; and (ii) beginning on the fifth anniversary of the Final Closing and thereafter, based on the net asset value of the Company. The Advisory Fee will not exceed 1.0% of total commitments from Members. For the year ended March 31, 2017, the Company incurred Advisory Fees totaling $865,767.

Pursuant to an Administrative and Accounting Services Agreement, the Company retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, accounting, tax preparation and investor services to the Company. In consideration for these services, the Company pays the Administrator a variable fee between 0.01% and 0.02%, based on average quarterly net assets, subject to a minimum quarterly fee. For year ended March 31, 2017, the Company incurred administration fees totaling $65,000.

The Board consists of six managers, each of whom is not an “interested person” of the Company as defined by Section 2(a)(19) of the Investment Company Act (the “Independent Managers”). Effective January 1, 2016, the Independent Managers are each paid an annual retainer of $35,000. Until December 31, 2016, the Independent Managers were each paid an annual retainer of $40,000. Compensation to the Board is paid and expensed by the Company on a quarterly basis. The Independent Managers are also reimbursed for out of pocket expenses in connection with providing their services to the Company. For the year ended March 31, 2017, the Company incurred $210,000 in Independent Managers’ fees.

4. Capital Commitments from Members

At March 31, 2017 and 2016, capital commitments from Members totaled $87,888,888 and $87,888,888, respectively. Capital contributions received by the Company with regard to satisfying Member commitments totaled $35,155,555 and $25,927,222, which represents approximately 40.00% and 29.50% of committed capital at March 31, 2017 and 2016, respectively.

13

Excelsior Private Markets Fund III (Master), LLC
Notes to the Financial Statements
Year ended March 31, 2017

5. Allocations of Capital and Net Profits or Net Losses to Members

The net profits or net losses of the Company are allocated to Members in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that allocations are based on Members’ percentage interests, as defined in the Company's LLC Agreement.

6. Capital Commitments of the Company to Portfolio Funds

As of March 31, 2017, the Company had total capital commitments of $86,407,753 to the Portfolio Funds with remaining unfunded commitments to the Portfolio Funds totaling $41,835,815 as listed below:

Assets:	Unfunded Commitment
Buyout/Growth	$25,503,039
Special Situations	12,597,776
Venture Capital	3,735,000
Total	$41,835,815

7. Description of the Portfolio Funds

Due to the nature of the Portfolio Funds, the Company cannot liquidate its positions in the Portfolio Funds except through distributions from the Portfolio Funds, which are made at the discretion of the Portfolio Funds. The Company has no right to demand repayment of its investment in the Portfolio Funds.

The following Portfolio Funds represent 5% or more of Members’ Equity – Net Assets of the Company. Thus, the Portfolio Funds’ investment objectives are disclosed below.

Charlesbank Equity Fund VIII, L.P. represents 16.62% of Members’ Equity – Net Assets of the Company. The objective of Charlesbank Equity Fund VIII, L.P. is to make investments in equity, debt, convertible securities and other interests in business organizations, to provide capital for acquisition and expansion of growing companies.

Platinum Equity Capital Partners III, L.P. represents 13.70% of Members’ Equity – Net Assets of the Company. The objective of Platinum Equity Capital Partners III, L.P. is to make private investments in equity, equity-oriented or debt securities which offer equity-like returns of underperforming companies to generate capital appreciation for their partners.

BVIP Fund VIII, L.P. represents 9.19% of Members’ Equity – Net Assets of the Company. BVIP Fund VIII, L.P. will seek to make control-oriented equity investments in lower middle market companies in the information and business services and communications sectors.

14

Excelsior Private Markets Fund III (Master), LLC
Notes to the Financial Statements
Year ended March 31, 2017

Walton Street Real Estate Fund VII, L.P. represents 8.56% of Members’ Equity – Net Assets of the Company. The objective of Walton Street Real Estate Fund VII, L.P. is to employ a diversified investment approach to generate attractive, risk-adjusted return.

Lone Star Real Estate Fund III (U.S.), L.P. represents 6.95% of Members’ Equity – Net Assets of the Company. Lone Star Real Estate Fund III (U.S.), L.P. will target investments in a broad range of financial and other investment assets in Commercial Real Estate.

Clearlake Capital Partners IV, L.P. represents 6.77% of Members’ Equity – Net Assets of the Company. Clearlake Capital Partners IV, L.P. will invest in companies that are undergoing complex financial, operational or structural change, for which it believes the firm’s expertise and value investing approach can generate exceptional risk-adjusted returns.

Lone Star Fund IX (U.S.), L.P. represents 6.27% of Members’ Equity – Net Assets of the Company. Lone Star Fund IX (U.S.), L.P. will target opportunistic investments in a broad range of financial and other investment assets other than commercial real estate investments.

8. Indemnifications

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.

Many of the Portfolio Funds’ partnership agreements contain provisions that allow them to recycle or recall distributions made to the Company. Accordingly, the unfunded commitments disclosed under Note 6 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

9. Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Company’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Company may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Company. The Company's investments are also subject to the risk associated with investing in private equity securities.

15

Excelsior Private Markets Fund III (Master), LLC
Notes to the Financial Statements
Year ended March 31, 2017

The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Company will be able to realize the value of such investments in a timely manner if at all.

The Company believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

This portfolio strategy presents a high degree of business and financial risk due to the nature of underlying companies in which the Portfolio Funds invest, which may include entities with little operating history, minimal capitalization, operations in new or developing industries, and concentration of investments in one industry or geographical area.

The Portfolio Fund assets may become investments in public securities through initial public offerings and acquisitions by public companies. These securities may be subject to restrictions, which may prevent the immediate resale of these securities by the Portfolio Funds. These securities may be subject to substantial market volatility which could impact the Portfolio Funds’ valuations.

The Portfolio Funds may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. As a result, the Company may be subject indirectly to such risks through its investment in the Portfolio Funds. However, due to the nature of the Company’s investments in Portfolio Funds, such risks are limited to the Company’s capital balance in each such Portfolio Fund.

If the Company defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Company’s investment in the Portfolio Fund. This may impair the ability of the Company to pursue its investment program, force the Company to borrow or otherwise impair the value of the Company’s investments (including the complete devaluation of the Company). In addition, defaults by Members on their commitments to the Company, may cause the Company to, in turn, default on its commitment to a Portfolio Fund. In this case, the Company, and especially the non-defaulting Members, will bear the penalties of such default as outlined above. While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

10. Subsequent Events

The Company has evaluated all events subsequent to the balance sheet date of March 31, 2017, through the date these financial statements were available to be issued and has determined that there were no additional subsequent events that require disclosure.

16

Report of the Independent Auditors

KPMG LLP

Suite 1400

2323 Ross Avenue

Dallas, TX 75201-2721

Report of Independent Registered Public Accounting Firm

The Board of Managers and Members

Excelsior Private Markets Fund III (Master), LLC:

We have audited the accompanying statement of assets, liabilities and members’ equity – net assets of Excelsior Private Markets Fund III (Master), LLC (the Company), including the schedule of investments, as of March 31, 2017, and the related statements of operations, changes in members’ equity – net assets, cash Flows, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in members’ equity – net assets for the year ended March 31, 2016 and the financial highlights for each of the two years ended March 31, 2016 and for the period October 25, 2013 (commencement of Operations) through March 31, 2014, were audited by other auditors, and in their opinion dated May 27, 2016, the other auditors expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the underlying fund managers or by other appropriate auditing procedures where replies from underlying fund managers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Excelsior Private Markets Fund III (Master), LLC, as of March 31, 2017 and the results of its operations, the changes in its members’ equity – net assets, its cash flows, and the financial highlights for the year ended March 31, 2017 in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

May 26, 2017

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

17

Excelsior Private Markets Fund III (Master), LLC
Additional Information (Unaudited)
March 31, 2017

Proxy Voting and Form N-Q

A description of the Company’s policies and procedures used to determine how to vote proxies relating to the Company’s portfolio securities, as well as information regarding proxy votes cast by the Company (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Company at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Company did not receive any proxy solicitations during the year ended March 31, 2017.

The Company files a complete schedule of portfolio holdings with the SEC within sixty days after the end of the first and third fiscal quarters of each year on Form N-Q. The Company’s Forms N-Q (i) are available at http://www.sec.gov, and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (the information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330), and (iii) may be obtained at no charge by calling the Company at 212-476-8800.

18

Excelsior Private Markets Fund III (Master), LLC
Board of Managers of the Company (Unaudited)
March 31, 2017

Information pertaining to the Board of Managers of the Company is set forth below.

			Number of
			Funds in Fund
	Term of Office		Complex*
Name, Position(s) Held,	and Length of	Principal Occupation During Past 5	Overseen by	Other Directorships Held by Manager
Address, and Year of Birth	Time Served	Years	Manager	During Past 5 Years

Disinterested Managers

Virginia G. Breen, Manager 325 North Saint Paul St., 49th Floor Dallas, TX 75201 (1964)	Term Indefinite – Since 2015	Partner, Chelsea Partners (7/11 to present); Partner, Sienna Ventures (2003 to 12/2011); Partner, Blue Rock Capital (8/1995 to 12/2011).	12	Director, Modus Link Global Solutions, Inc. (4/01 to 12/13); Director, Jones Lang LaSalle Property Trust, Inc.; Manager, UBS A&Q Registered Fund Complex (5 funds) and Director, Calamos Fund Complex (22 funds)

Alan Brott, Manager 325 North Saint Paul St., 49th Floor Dallas, TX 75201 (1942)	Term Indefinite – Since Inception	Consultant (since 10/1991); Associate Professor, Columbia University (since 2000); Former Partner of Ernst & Young.	13	Manager of Man FRM Alternative Multi-Strategy Fund LLC; Director of Grosvenor Registered Multi-Strategy Funds (4 funds); Director of Stone Harbor Investment Funds (7 funds).

Victor F. Imbimbo, Jr., Manager 325 North Saint Paul St., 49th Floor Dallas, TX 75201 (1952)	Term Indefinite – Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market; Former President for North America TBWA\World Health, a division of TBWA Worldwide, and Executive Vice President of TBWA\New York.	13	Manager of Man FRM Alternative Multi-Strategy Fund LLC.

Thomas F. McDevitt, Manager 325 North Saint Paul St. 49th Floor Dallas, TX 75201 (1956)	Term Indefinite – Since 2015	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/2002 to present).	12	Director of Jones Lang LaSalle Property Trust, Inc.

Stephen V. Murphy, Manager 325 North Saint Paul St., 49th Floor Dallas, TX 75201 (1945)	Term Indefinite – Since Inception	President of S.V. Murphy & Co, Inc., an investment banking firm.	13	Manager of Man FRM Alternative Multi-Strategy Fund LLC; Director of The First of Long Island Corporation and The First National Bank of Long Island.

Thomas G. Yellin, Manager 325 North Saint Paul St. 49th Floor Dallas, TX 75201 (1954)	Term Indefinite – Since Inception	President of The Documentary Group (since 6/2006); Former President of PJ Productions (from 8/2002 to 6/2006); Former Executive Producer of ABC News (from 8/1989 to 12/2002).	12	Director of Grosvenor Registered Multi-Strategy Funds (4 funds); Manager of Man FRM Alternative Multi-Strategy Fund, LLC.

* The “Fund Complex” consists of Excelsior Venture Partners III, LLC (“EVP III”), Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC, Excelsior Private Markets Fund III (TE), LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund IV (TE) – Custody Client LLC, NB Crossroads Private Markets Fund IV (TI) – Custody Client LLC, NB Crossroads Private Markets Fund IV (TE) – Client LLC, NB Crossroads Private Markets Fund IV (TI) – Client LLC, and UST Global Private Markets Fund, LLC. Each Manager serves on the board of managers of each fund in the Fund Complex, except only Messrs. Brott, Imbimbo and Murphy serve on the board of managers of EVP III.

19

Excelsior Private Markets Fund III (Master), LLC
Officers of the Company (Unaudited)
March 31, 2017

Information pertaining to the officers of the Company is set forth below.

	Position(s)	Term of Office and
	Held with the	Length of Time	Principal Occupation During Past 5
Name, Address* and Age	Company	Served	Years

Officers who are not Managers

Robert Conti (1956)	Chief Executive Officer and President	Term — Indefinite; Length — since 2015	Managing Director, Neuberger Berman LLC, since 2007; Managing Director, NBIA, since 2009. Formerly, Senior Vice President, Neuberger Berman LLC (2003-2006), Vice President, Neuberger Berman LLC (1999-2003).

James D. Bowden (1953)	Vice President	Term — Indefinite; Length — since 2015	Managing Director, Neuberger Berman LLC, since 2015. Formerly, Managing Director, Bank of America; Manager and Vice President, Merrill Lynch Alternative Investments LLC (2013-2015); Executive Vice President, Bank of America Capital Advisors LLC (1998-2013).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman LLC, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004. Formerly, Vice President, Neuberger Berman LLC (2002-2006), Vice President – Mutual Fund Board Relations, NBIA (2000-2008), Vice President, NBIA (1986-1999) and Employee (1984-1999).

Mark Bonner (1977)	Assistant Treasurer	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman LLC, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006-2015); Manager, Advent International Corporation (2004-2006); Senior Associate, PricewaterhouseCoopers LLP (1999-2004).

Agnes Diaz (1971)	Vice President	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman LLC, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996. Formerly, Vice President, Neuberger Berman LLC (2007-2012).

20

Excelsior Private Markets Fund III (Master), LLC
Officers of the Company (Unaudited)
March 31, 2017

Information pertaining to the officers of the Company is set forth below.

	Position(s)	Term of Office and
	Held with the	Length of Time	Principal Occupation During Past 5
Name, Address* and Age	Company	Served	Years

Officers who are not Managers

Corey A. Issing (1978)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer	Term — Indefinite; Length — since 2016	General Counsel and Head of Compliance– Mutual Funds since 2016 and Managing Director, NBIA, since 2016. Formerly, Associate General Counsel (2015-2016), Counsel (2007-2015), Senior Vice President (2013-2016), Vice President (2009-2013).

Sheila James (1965)	Assistant Secretary	Term — Indefinite; Length — since 2015	Vice President, Neuberger Berman LLC, since 2008 and Employee since 1999; Vice President, NBIA, since 2008. Formerly, Assistant Vice President, Neuberger Berman LLC (2007-2008); Employee, NBIA (1991-1999).

Brian Kerrane (1969)	Vice President	Term — Indefinite; Length — since 2015	Managing Director, Neuberger Berman LLC, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015. Formerly, Senior Vice President, Neuberger Berman LLC (2006 to 2014), Vice President, NBIA (2008-2015) and Employee since 1991.

Josephine Marone (1963)	Assistant Secretary	Term — Indefinite; Length — since 2015	Senior Paralegal, Neuberger Berman LLC, since 2007 and Employee since 2007.

John M. McGovern (1970)	Treasurer	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman LLC, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993. Formerly, Vice President, Neuberger Berman LLC (2004-2006), Assistant Treasurer (2002-2005).

21

Excelsior Private Markets Fund III (Master), LLC
Officers of the Company (Unaudited)
March 31, 2017

Information pertaining to the officers of the Company is set forth below.

	Position(s)	Term of Office and
	Held with the	Length of Time	Principal Occupation During Past 5
Name, Address* and Age	Company	Served	Years

Officers who are not Managers

Joshua Miller (1978)	Vice President	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman LLC, since 2004. Principal and Chief Operating Officer of NB Private Equity’s Private Investment Portfolios, since 2010.

Chamaine Williams (1971)	Chief Compliance Officer	Term — Indefinite; Length — since 2015	Chief Compliance Officer – Mutual Funds and Senior Vice President, NBIA, since 2006. Formerly, Senior Vice President, Lehman Brothers (2007-2008), Vice President, Lehman Brothers (2003-2006), Chief Compliance Officer, Lehman Brothers Asset Management Inc. (2003-2007), Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC (2003-2007).

* The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for James D. Bowden and Mark Bonner whose business address is 53 State Street, 13th Floor, Boston, MA 02109; and Joshua Miller whose business address is 325 North Saint Paul St. 49th Floor Dallas, TX 75201.

All officers of the Company are employees and/or officers of the Registered Investment Adviser. Officers of the Company are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

22

Item 2. Code of Ethics.

The Registrant (or the “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there were no substantive amendments to or waivers from the code of ethics. The Registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 866-637-2587 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board of Managers (the “Board”) of the Registrant has determined that Alan Brott and Stephen V. Murphy possess the technical attributes to qualify as the audit committee's financial experts and that each of them is an "independent" Manager pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

KPMG, LLP serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements and security counts required under Rule 17f-2 of the Investment Company Act of 1940 (the "1940 Act") for the fiscal years ended March 31, 2016 and March 31, 2017 were $7,170 and $8,869, respectively.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the last fiscal year.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed no fees for tax compliance, tax advice or tax planning services to the Registrant during the last fiscal year.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last fiscal year.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) None of the services described in paragraphs (b)-(d) above were approved by the Registrant’s audit committee pursuant to the “de minimis exception” in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to:

(i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2017, were $0 and $0, respectively.

The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal year ended March 31, 2016, were $0 and $0, respectively.

(h) The Registrant's audit committee has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Subject to the Board’s oversight, the Registrant has delegated responsibility to vote any proxies the Registrant may receive to the Investment Adviser, Neuberger Berman Investment Advisers LLC (“NBIA”).

NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its members. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NBIA’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendor as a voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines.

NBIA’s guidelines adopt the voting recommendations of Glass Lewis. NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NBIA and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information on how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Registrant toll-free at 866-637-2587 or by accessing the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of March 31, 2017:

Neuberger Berman Private Equity’s investment team is responsible for the day-to-day management of the Fund and, along with other members of NB Private Equity, serves as the day-to-day interface with the members of the Investment Committee, which serve as the Fund’s Portfolio Fund Managers. The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments:

John P. Buser is a Managing Director of Neuberger Berman and Global Head of the Private Investment Portfolios practice for Neuberger Berman. He is also a member of the Private Investment Portfolios, Co-Investment, Latin America Private Equity, Northbound and Secondary Investment Committees. Before joining Neuberger Berman in 1999, Mr. Buser was a partner at the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P., where he had extensive experience in the practice of domestic and international income taxation during his 17 year tenure. Mr. Buser was admitted to the State Bar of Texas in 1982 after receiving his J.D. from Harvard Law School. Prior to attending law school, Mr. Buser graduated summa cum laude with a B.S. in accounting from Kansas State University.

John H. Massey is the Chairman of the Neuberger Berman Private Investment Portfolios Investment Committee. He is also a member of the Co-Investment and Latin America Private Equity Investment Committees. In 1996, Mr. Massey was elected as one of the original members of the board of directors of the PineBridge Fund Group. Mr. Massey is active as a private investor and corporate director. Previously, he was Chairman and CEO of Life Partners Group, Inc., a NYSE listed company. Over the last 35 years, Mr. Massey has also served in numerous executive leadership positions with other publicly held companies including Gulf Broadcast Corporation, Anderson Clayton & Co., and Gulf United Corporation. He began his career in 1966 with Republic National Bank of Dallas as an investment analyst. Mr. Massey currently serves on the boards of several financial institutions, including Central Texas Bankshare Holdings, and Hill Bancshares Holdings, Inc., among others. He is also the principal shareholder of Columbus State Bank in Columbus, Texas and Hill Bank and Trust Company in Weimar, Texas. Mr. Massey received the Most Distinguished Alumnus award from SMU’s Cox School of Business in 1993. In 2009, he and Mrs. Massey were jointly named Most Distinguished Alumnus by The University of Texas from the Dallas/Fort Worth area. He currently serves as Chair of the Board of Trustees of the University of Texas School of Law and as an Advisory Board Member of the McCombs School of Business at The University of Texas. He is also active in oil and gas, agricultural and wildlife conservation activities in Colorado County and Matagorda County, Texas. Mr. Massey received a B.B.A. from Southern Methodist University and an M.B.A. from Cornell University. He also earned an L.L.B. from The University of Texas at Austin. He received his Chartered Financial Analyst designation and has been a member of the State Bar of Texas since 1966.

Joana P. Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Co-Investment, Latin America Private Equity and Private Investment Portfolios Investment Committees. Previously, Ms. Scaff worked in investment banking covering primarily the telecommunications, media and information services sectors. Ms. Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment. She advised on corporate transactions including mergers and acquisitions, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Scaff received her M.B.A. from Columbia Business School and her B.A. in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Scaff is a member of the LP Committee of the BCVA – British Private Equity & Venture Capital Association.

Jonathan D. Shofet is a Managing Director of Neuberger Berman and a member of the Private Investment Portfolios and Latin America Investment Committees. Prior to joining Neuberger Berman in 2005, Mr. Shofet was a member of the Lehman Brothers Private Equity division for five years, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet sits on the Limited Partner Advisory Boards of Castlelake Airline Credit, Castlelake Credit Strategies, Chambers Energy Capital, ComVest Investment Partners, DFJ Gotham, DFW Capital, Edison Venture Fund, Garrison Opportunities Fund, LLR Partners, NewSpring Capital, Platinum Equity, Siris Partners, Tengram Capital Partners and Wayzata Opportunities Fund. He is also a Board Observer for several private companies. Mr. Shofet holds a B.A. from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

Brien P. Smith is a Managing Director of Neuberger Berman and a leader of the Firm’s Private Investment Portfolios practice. He is also a member of the Private Investment Portfolios, Co-Investment, Latin America Private Equity and Private Debt Investment Committees. Mr. Smith sits on the Limited Partner Advisory Boards of a number of investment relationships on behalf of Neuberger Berman funds. Prior to joining Neuberger Berman in 2001, Mr. Smith worked in the middle market private equity firm Mason Best Company, L.P., and its affiliates. While at Mason Best, Mr. Smith served in a number of roles, including executing private equity investments and dispositions, arranging transaction financing and restructuring underperforming investments. Mr. Smith began his career at Arthur Andersen & Co. where he focused on the financial services sector in the southwest. Mr. Smith sits on the Red McCombs School of Business Advisory Council at the University of Texas at Austin. He is also a director of National Autotech Inc. and has also served on a number of other boards of directors. Mr. Smith received a Master’s in Professional Accounting and a B.B.A. from the University of Texas at Austin.

David S. Stonberg is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments. He is also a member of the Co-Investment, Private Investment Portfolios, Latin America Private Equity and Secondary Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers’ Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg is also a member of the Neuberger Berman Risk Committee. Mr. Stonberg holds an M.B.A. from the Stern School of New York University and a B.S.E. from the Wharton School of the University of Pennsylvania.

Anthony D. Tutrone is the Global Head of Neuberger Berman Private Equity and a Managing Director of Neuberger Berman. He is a member of all Neuberger Berman Private Equity’s Investment Committees. Mr. Tutrone is a member of Neuberger Berman's Partnership, Operating, and Asset Allocation Committees. Prior to starting at Neuberger Berman, from 1994 to 2001, Mr. Tutrone was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts with approximately $3.5 billion in assets under management. Mr. Tutrone began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Mr. Tutrone earned an M.B.A. from Harvard Business School and a B.A. in Economics from Columbia University.

Peter J. Von Lehe is a Managing Director of Neuberger Berman and a leader of the Firm’s Private Investment Portfolios practice. He is also a member of the Athyrium, Private Investment Portfolios, Co-Investment, Latin America Private Equity and Private Debt Investment Committees. Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Reinsurance Company. There, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling. Mr. von Lehe received a B.S. with Honors in Economics from the University of Iowa and a J.D. with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

James Bowden is a Managing Director of Neuberger Berman. Previously, Mr. Bowden was a Managing Director at Bank of America / Merrill Lynch, managing the group’s private equity fund of funds business since its inception in 1998. In that capacity he led the private placement capital raising activities, directed investment origination and has ongoing management and administration responsibilities for the Bank of America fund of funds business. Mr. Bowden’s career covers a variety of private equity, commercial banking and management consulting positions. Prior to joining Bank of America / Merrill Lynch, he served as the manager of the Chicago office of Corporate Credit Examination Services for Continental Bank, where he had responsibility for the independent oversight of the Private Equity Investing and Midwest Commercial Banking Division. Earlier in his career, he was a Managing Consultant in the Financial Advisory Services practice of Coopers & Lybrand, specializing in corporate turnarounds and previously focused on commercial lending and problem loan workouts during his time at Continental Bank, Citicorp and the American National Bank of Chicago. Mr. Bowden received his M.B.A. and B.B.A. from the University of Michigan. Mr. Bowden is a Certified Public Accountant.

Patricia Miller Zollar is a Managing Director of Neuberger Berman and a Partner within Neuberger Berman Alternatives. Within the alternatives business, she is responsible for managing a bespoke Co-Investment Separate Account and leading the NorthBound Emerging Managers Private Equity Fund, a private equity fund which invests in private equity partnership interests and co-investments. She is also a member of the Co-Investment, Private Investment Portfolios, and NorthBound Investment Committees. Before the management buyout of Neuberger, Ms. Zollar co-headed and co-founded the Lehman Brothers Partnership Solutions Group (“PSG”), a Wall Street business focused on developing strategic opportunities with women- and minority-owned financial services firms. The innovation of the Partnership Solutions Group was chronicled in a case study for the Harvard Business School. Before rejoining Lehman Brothers in 2004, Ms. Zollar was a vice president in the Asset Management Division of Goldman Sachs. Ms. Zollar began her career as a Certified Public Accountant in the Audit Division of Deloitte & Touche. She received her MBA from Harvard Business School and her B.S., with highest distinction, from North Carolina A&T State University, where she formerly served as Chairperson of the Board of Trustees and is the recipient of an honorary Doctorate degree. Ms. Zollar is a member of the Executive Leadership Council and serves on the executive board of the National Association of Investment Companies and The Apollo Theater.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of March 31, 2017:

The following tables set forth information about funds and accounts other than the Registrant for which a member of the Portfolio Management Team is primarily responsible for the day-to-day portfolio management as of March 31, 2017, unless indicated otherwise.

John P. Buser

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$651,800,000	32	$9,201,800,000	39	$13,104,470,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$651,800,000	32	$9,201,800,000	39	$13,104,470,000

John H. Massey

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$651,800,000	31	$9,060,200,000	37	$12,874,470,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$651,800,000	31	$9,060,200,000	37	$12,874,470,000

Joana P. Rocha Scaff

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$651,800,000	31	$9,060,200,000	37	$12,874,470,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$651,800,000	31	$9,060,200,000	37	$12,874,470,000

Jonathan D. Shofet

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$651,800,000	31	$9,060,200,000	37	$12,874,470,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$651,800,000	31	$9,060,200,000	37	$12,874,470,000

Brien P. Smith

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$651,800,000	31	$9,060,200,000	37	$12,874,470,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$651,800,000	31	$9,060,200,000	37	$12,874,470,000

David S. Stonberg

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$651,800,000	31	$9,060,200,000	37	$12,874,470,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$651,800,000	31	$9,060,200,000	37	$12,874,470,000

Anthony D. Tutrone

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$651,800,000	32	$9,201,800,000	39	$13,104,470,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$651,800,000	32	$9,201,800,000	39	$13,104,470,000

Peter J. Von Lehe

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$651,800,000	31	$9,060,200,000	37	$12,874,470,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$651,800,000	31	$9,060,200,000	37	$12,874,470,000

James Bowden

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$651,800,000	12	$1,848,500,000	0	N/A

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$651,800,000	12	$1,848,500,000	0	N/A

Patricia Miller Zollar

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$651,800,000	32	$9,201,800,000	39	$13,104,470,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
5	$651,800,000	32	$9,201,800,000	39	$13,104,470,000

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of March 31, 2017:

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for the Fund’s Portfolio Management Team consists of fixed (salary) and variable compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the portfolio manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation for a portfolio manager is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.

The terms of our long-term retention incentives are as follows:

•	Employee-Owned Equity. Certain employees (i.e., senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. Most equity issuances are subject to vesting.

In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of Neuberger Berman’s Contingent Compensation Plan (vesting over 3 years).

For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.

•	Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the "CCP") to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, a percentage of a participant's total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant's contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. In addition, certain CCP Participants may make an election to receive a portion of their contingent compensation in the form of equity, subject to vesting provisions and other provisions generally consistent with those of the traditional CCP. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent compensation amounts vest over three years. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

•	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

(a)(4) As of March 31, 2017, no Portfolio Management Team member owned any Interests in the Registrant.

(b) Not applicable.

Item 9. Purchase of Equity Securities By Close-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics – see Item 2

(a)(2)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Excelsior Private Markets Fund III (TE), LLC

By	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: June 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President
(Principal Executive Officer)

Date: June 9, 2017

By	/s/ John M. McGovern
John M. McGovern
Treasurer
(Principal Financial Officer)

Date: June 9, 2017